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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the inclusion in the Registration Statement on Form S-4 (File No. 333-2920) of America First Apartment Investors, L.P. of our report dated January 26, 1996, on our audit of the financial statements of JEFFERSON PLACE L.P. as of December 31, 1995 and for the year then ended.



                                          /s/ MUELLER, PROST, PURK & WILBRAND,
                                          P.C.


                                          Certified Public Accountants



June 5, 1996